Exhibit 99.2

UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION

The following unaudited pro forma combined balance sheet as of September 30, 2003, gives effect to the merger as if it had occurred on September 30, 2003. The following unaudited pro forma combined statement of earnings for the year ended June 30, 2003 and three months ended September 30, 2003 gives effect to the merger as if it had occurred on July 1, 2002.

The aggregate purchase price of $3,618,000 paid in the merger includes the value of 1,130,565 common shares of SunLink issued in exchange for all the outstanding shares of HealthMont, the estimated fair value of 19,000 SunLink options to be granted to certain former directors of HealthMont to replace outstanding HealthMont options and estimated transaction fees and other costs directly relating to the merger. The approximate $2,557,000 value of the 1,130,565 shares issued was determined for accounting purposes by using the average market price of SunLink’s common shares two days before, the day of and two days after the date of the first amendment to the merger agreement signed by the two parties, in accordance with Emerging Issues Task Force Consensus No. 99-12, Determination of the Measurement Date for the Market Price of Acquirer Securities Issued in a Purchase Business Combination.

In connection with the merger, SunLink assumed approximately $8,300,000 in HealthMont senior debt and capital lease obligations and enter into a $2,300,000 3-year term loan with Chatham Investments with an annual interest rate of 15% intended to provide working capital and pay transaction costs. SunLink entered into a $700,000 3-year term loan with an annual interest rate of 15% in March 2003 which was loaned to HealthMont at that date to repay $600,000 of debt of a subsequently disposed HealthMont subsidiary. SunLink paid up-front fees of $199,000 for the three-year term loan and a 5% annual fee to former directors of HealthMont for maintaining guarantees for standby letters of credit, granted 75,000 and 27,000 warrants to Chatham Investments and GE Capital, respectively, and issued 60,000 common shares to former directors of HealthMont to keep letter of credit guarantees in place. The financing costs will be amortized over the life of the debt agreements with the exception of the annual fee which will be expensed ratably over the guarantee period.

In addition, SunLink assumed or is liable as the surviving corporation for certain obligations as a result of the merger as follows:

•	SunLink issued 35,000 shares in connection with the merger transaction to settle certain contractual obligations of HealthMont;

•	In addition, HealthMont had executed a plan to terminate certain corporate executives which will result in severance of $235,000; and

•	HealthMont also made a capital contribution to a former subsidiary in connection with its disposition of $275,000 in the form of a note payable, which was paid at merger closing date.

The pro forma adjustments are based upon available information and certain assumptions that SunLink believes are reasonable under the circumstances. The pro forma financial information is not necessarily indicative of the operating results or financial position that would have been achieved had the exchange been consummated on the dates indicated and should not be construed as representative of future operating results or financial position. The pro forma financial statements should be read in conjunction with the financial statements and notes thereto in SunLink’s Annual Report on Form 10-K for the year ended June 30, 2003.

The pro forma adjustments were applied to the respective historical financial statements to reflect and account for the exchange price using the purchase method of accounting. The aggregate purchase price will be allocated to the tangible and intangible assets acquired and liabilities assumed of HealthMont based on their respective fair values. The allocation of the aggregate is preliminary. The actual purchase accounting to reflect the fair value of the assets acquired and liabilities assumed will be based upon valuation studies and SunLink’s evaluation of such assets and liabilities as of the actual closing date. Accordingly, the pro forma financial information presented herein is subject to change pending financial position as of the date of the merger and final purchase price allocations. Based upon the initial purchase price allocation, there is no goodwill. Management does not believe the final purchase price allocation will change materially from the preliminary purchase price allocation.

SUNLINK HEALTH SYSTEMS, INC.

UNAUDITED PRO FORMA COMBINED BALANCE SHEET

As of September 30, 2003

(All amounts in thousands)

	(A)	(B)	(C)		(A) + (B) + (C) (D)
	SunLink As Reported September 30, 2003	HealthMont As Reported September 30, 2003	Pro Forma Adjustments		As Adjusted (g)
Current Assets:
Cash and cash equivalents	$1,128	$95	$1,617	(a)	$2,840
Receivables, net	11,686	2,116			13,802
Medical supplies	2,153	611			2,764
Prepaid expenses and other	2,160	386	—		2,546

Total Current Assets	17,127	3,208	1,617		21,952

Property, plant and equipment, net	39,659	10,672	5,902	(g)	56,233
Other noncurrent assets	2,925	345	(2,079	)(b)	1,191

Total Assets	$59,711	$14,225	$5,440		$79,376

Current Liabilities:
Accounts payable	$5,227	$3,556	$—		$8,783
Revolving loan agreements	3,534	2,807	—		6,341
Third-party payor settlements	4,238	26	—		4,264
Current maturities of long-term debt	2,945	743	—		3,688
Other current liabilities	7,508	4,105	(1,640	)(c)	9,973

Total Current Liabilities	23,452	11,237	(1,640)		33,049

Long-term debt	28,660	4,725	2,300	(f)	35,685
Other long-term liabilities	2,178	335	(261	)(d)	2,252

Shareholders’ Equity:
Common shares	2,528	71	543	(e)	3,142
Additional paid-in capital	3,688	8,816	(6,651	)(e)	5,853
Retained earnings (deficit)	(370)	(11,073)	11,073	(e)	(370)
Common stock warrants	40	191	(1	)(e)	230
Stock subscription receivable		(77)	77	(e)	—
Accumulated other comprehensive loss	(465)				(465)

Total Shareholders’ Equity	5,421	(2,072)	5,041		8,390

Total Liabilities and Shareholders’ Equity	$59,711	$14,225	$5,440		$79,376

The accompanying notes are an integral part of this unaudited pro forma balance sheet.

SUNLINK HEALTH SYSTEMS, INC.

Notes to Unaudited September 30, 2003 Pro Forma Combined Balance Sheet

(All amounts in thousands, except for per share)

(a)	Adjustments to cash, excluding cash paid for fractional shares as amount is immaterial:
	Proceeds of Chatham loan	$2,300
	Payment of note to related party at closing	(275)
	Partial payment of severance expense	(150)
	Caymus advisor fee paid at closing	(59)
	Chatham loan fees paid at closing	(199)

		$1,617

(b)	Adjustments to other noncurrent assets (loan to HealthMont and deferred loan costs):
	Write-off of unamortized Healthmont loan costs related to Heller debt	$(99)
	Write-off of capitalized transaction costs	(905)
	Chatham loan fees paid at closing	199
	Eliminate loan from SunLink to HealthMont	(1,600)
	Issuance of 58 warrants to Chatham at $0.01 per share ($2.25 per share warrant value)	129
	Issuance of 27 warrants to Heller at $0.01 per share ($2.25 per share warrant value)	61
	Issuance of 60 shares to keep letters of credit in place ( $2.25 per share value)	136

		$(2,079)

(c)	Accrual for costs and expenses related to the merger as follows:
	Severance expense not paid at closing	$85
	Payment of note to related party at closing	(275)
	Eliminate loan from SunLink to HealthMont	(1,600)
	Additional transaction costs to amounts already accrued	150

		$(1,640)

(d)	Write off HealthMont common stock warrants	$(261)

(e)	Equity adjustment as follows:
	Common shares:
	Elimination of HealthMont shares in merger	$(71)
	Issuance of 1,131 shares for HealthMont shares ($0.50 par value)	566
	Issuance of 35 shares to terminate consulting agreements ($0.50 par value)	18
	Issuance of 60 shares to keep letters of credit in place ( $0.50 par value)	30

		543

	Additional paid-in capital:
	Elimination of HealthMont additional paid-in capital in merger	(8,816)
	Issuance of 19 options to HealthMont option holders ($0.29 average fair value per option)	6
	Issuance of 1,131 shares for HealthMont shares ($2.26 fair value less $0.50 par value)	1,991
	Issuance of 35 shares to terminate consulting agreements ($2.26 fair value less $0.50 par value)	62
	Issuance of 60 shares to keep letters of credit in place ($2.26 fair value less $0.50 par value)	106

		(6,651)

	Retained earnings:
	Eliminate HealthMont retained deficit in merger	11,073

	Common stock warrants:
	Issuance of 58 warrants to Chatham at $0.01 per share ($2.25 per share warrant value)	129
	Issuance of 27 warrants to GE Capital at $0.01 per share ($2.25 per share warrant value)	61
	Eliminate HealthMont common stock warrants in merger	(191)

		(1)

	Stock subscription receivable:
	Eliminate HealthMont stock subscription receivable in merger	77

	Net Equity Adjustments	$5,041

SUNLINK HEALTH SYSTEMS, INC.

Notes to Unaudited September 30, 2003 Pro Forma Combined Balance Sheet

(All amounts in thousands, except for per share)

(continued)

(f)	Adjustments to long-term debt:

	Proceeds from Chatham loan			$2,300

(g)	Purchase price allocation:

	Aggregate Purchase Price:
	Common shares issued (1,131 shares x $2.26 per share)			$2,557
	Common share options issued (19 shares x $0.29 per share)			6
	Transaction costs			1,055

				$3,618

	Estimated fair value of assets acquired and liabilities assumed:

	Allocation to assets acquired:
	Current assets	$3,207	(1)
	Property, plant & equipment	16,574	(2)
	Other long term assets	246	(3)

				20,028
	Allocation to liabilities assumed:
	Current liabilities	11,611	(4)
	Long-term liabilities	4,799	(5)

				16,410

				$3,618

(1)	Historical current assets			$3,208

(2)	Historical cost of property, plant & equipment			$10,672
	Estimated excess fair value over historical cost			5,902

				$16,574

(3)	Historical other long term assets			$345
	Write-off of unamortized Healthmont loan costs			(99)

				$246

(4)	Historical current liabilities			$11,237
	Liabilities assumed as a result of the merger:
	Severance expense accrued			235
	Caymus fee			59
	Issuance of 35 SunLink shares to terminate consulting agreements ($2.26 fair value)			80

				$11,611

(5)	Historical long-term liabilities			$5,060
	Write off HealthMont common stock warrants			(261)

				$4,799

SUNLINK HEALTH SYSTEMS, INC.

UNAUDITED PRO FORMA COMBINED STATEMENT OF EARNINGS

FOR THE YEAR ENDED JUNE 30, 2003

(Amounts in thousands, except per share amounts)

	(A)	(B)	(C)		(A) + (B) + (C) (D)
	SunLink As Reported For the Fiscal Year Ended June 30, 2003	HealthMont As Reported For the Fiscal Year Ended March 31, 2003	Pro Forma Adjustments		As Adjusted
Net revenues	$99,201	$28,674	$—		$127,875

Cost of patient services revenues:
Salaries, wages and benefits	46,253	13,448			59,701
Provision for bad debts	11,102	2,414			15,516
HealthMont, Inc. corporate expense		2,008			2,008
Other operating expenses	35,280	10,748			46,028
Asset impairment charge	1,562				1,562
Depreciation and amortization	1,560	727	223	(a)	2,510

Operating profit	3,444	(671)	(223)		2,550

Interest expense	(2,566)	(1,257)	(621	)(b)	(3,823)
Interest income	56				56
Merger expenses	(411)				(411)

Earnings from Continuing Operations before Income Taxes	523	(1,928)	(844)		1,628
Income taxes	247	—		(e)	247

Earning (Loss) from Continuing Operations	$276	$(1,928)	$(844)		$(1,875)

Earnings (Loss) per Share from Continuing Operations:
Basic	$0.06				$(0.30)

Diluted	$0.05				$(0.30)

Weighted-average common shares outstanding:
Basic	5,002		1,328	(c)	6,330

Diluted	5,290		1,040	(d)	6,330

The accompanying notes are an integral part of this unaudited pro forma statement of earnings.

SUNLINK HEALTH SYSTEMS, INC.

Notes to Unaudited Pro Forma Combined Statement of Earnings

For the year ended June 30, 2003

(All amounts in thousands, except for per share)

(a)	Depreciation expense increased based upon increased property, plant and equipment resulting from the preliminary purchase price allocation
	Increase in PP&E		Depreciable life, years	Additional Depreciation Expense
	Land	$354	—
	Buildings	5,135	30	$171
	Furniture & Fixtures	413	8	52

		$5,902		$223

(b)	Interest expense has adjusted as follows:
		Debt	Interest Rate	Period of time loan in place	Change in Interest Expense

	Chatham Investment loan	$2,300	15.00%	1 year	$345

	Chatham Investment loan	700	15.00%	9 months	79

	Repayment of Heller loan related to sold subsidiary	600	6.25%	1 year	(38)

	Amortization of Chatham Investment loan fees ($156 Over 3 years)				52

	Amortization of warrant cost for Chatham Investment loan fees ($169 over 3 years)				42

	Amortization of warrant cost for Heller loan fees ($61 Over 4.167 years)				11

	Amortization of cost of shares for letter of credit guarantee ($136 over 1.5 years)				68

	5% annual fee on letters of credit guarantee (5% of $1,650)				62

					$621

(c)	Basic earnings per share weighted average share adjustment:
	Additional SunLink shares issued at merger:

	Shares issued to HealthMont shareholders				1,131

	Shares issued to terminate consulting agreements				35

	Shares issued to keep letters of credit guarantee in place				60

	Contingently issuable shares for little cash consideration—102 warrants at $0.01 per share				102

					1,328

(d)	Diluted earnings per share weighted average share adjustment:
	Additional SunLink shares issued at merger at (c) above				1,328
	Adjusted required to adjust diluted weighted average shares to equal primary weighted averaged share due to loss from continuing operations before income taxes				(288)

					1,040

(e)	Tax expense – No tax benefit is recorded on the pro forma loss before income taxes due to tax net operating loss carryforward positions of both SunLink and HealthMont.

(d)	Diluted earnings per share weighted average share adjustment:

	Additional SunLink shares issued at merger at (c) above	1,328
	Adjusted required to adjust diluted weighted average shares to equal primary weighted averaged share due to loss from continuing operations before income taxes	(288)

		1,040

(e)	Tax expense — No tax benefit is recorded on the pro forma loss before income taxes due to tax net operating loss carryforward positions of both SunLink and HealthMont.

SUNLINK HEALTH SYSTEMS, INC.

UNAUDITED PRO FORMA COMBINED STATEMENT OF EARNINGS

FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2003

(Amounts in thousands, except per share amounts)

	(A)	(B)	(C)		(A) + (B) + (C) (D)
	SunLink As Reported For the Three Months Ended September 30, 2003	HealthMont As Reported For the Three Months Ended September 30, 2003	Pro Forma Adjustments		As Adjusted
Net revenues	$26,517	$7,358	$—		$33,875

Cost of patient services revenues:
Salaries, wages and benefits	12,699	3,834			16,533
Provision for bad debts	3,446	1,004			4,450
HealthMont, Inc. corporate expense		645			645
Other operating expenses	9,765	3,055			12,820
Depreciation and amortization	641	193	56	(a)	890

Operating profit	(34)	(1,373)	(56)		(1,463)

Interest expense	(1,015)	(298)	(145	)(b)	(1,313)
Interest income	3				3

Earnings from Continuing Operations before Income Taxes	(1,046)	(11,711)	(201)		(2,773)

Income taxes	29	—		(d)	29

Earning (Loss) from Continuing Operations	$(1,075)	$(1,671)	$(201)		$(2,802)

Earnings (Loss) per Share from Continuing Operations:

Basic	$(0.21)				$(0.44)

Diluted	$(0.21)				$(0.44)

Weighted-average common shares outstanding:

Basic	5,045		1,328	(c)	6,373

Diluted	5,045		1,328	(c)	6,373

The accompanying notes are an integral part of this unaudited pro forma statement of earnings.

SUNLINK HEALTH SYSTEMS, INC.

Notes to Unaudited Pro Forma Combined Statement of Earnings

For the three months ended September 30, 2003

(All amounts in thousands, except for per share)

(a)	Depreciation expense increased based upon increased property, plant and equipment resulting from the preliminary purchase price allocation.

	Increase in PP&E		life, years	expense	Expense
	Land	$354	—
	Buildings	5,135	30	0.25	$43
	Furniture & Fixtures	413	8	0.25	13

		$5,902			$56

(b)	Interest expense has adjusted as follows:

		Debt	Interest Rate	One quarter expense	Change in Interest Expense

	Chatham Investment loan	$2,300	15.00%	0.25	$86

	Amortization of Chatham Investment loan fees ($156 over 3 years)				13

	Amortization of warrant cost for Chatham Investment loan fees ($169 over 3 years)				11

	Amortization of warrant cost for Heller loan fees ($61 over 4.167 years)				3

	Amortization of cost of shares for letter of credit guarantee ($136 over 1.5 years)				17

	5% annual fee on letters of credit guarantee (5% of $1,650)				16

					$145

(c)	Basic earnings per share weighted average share adjustment:
	Additional SunLink shares issued at merger:
	Shares issued to HealthMont shareholders				1,131
	Shares issued to terminate consulting agreements				35
	Shares issued to keep letters of credit guarantee in place				60
	Contingently issuable shares for little cash consideration—102 warrants at $0.01 per share				102

					1,328

(d)	Tax expense—No tax benefit is recorded on the pro forma loss before income taxes due to tax net operating loss carryforward positions of both SunLink and HealthMont.